                                                                  EXHIBIT 10.16

                 AMENDMENT NO.2 TO LETTER OF CREDIT AGREEMENT
                 --------------------------------------------

     AMENDMENT NO. 2 (this "Amendment"), dated as of September 28, 1998, under
                            ---------
the First Amended and Restated Letter of Credit Agreement, dated as of March 14, 1997, among PENNSYLVANIA MANUFACTURERS CORPORATION, a Pennsylvania corporation (the "Applicant"), the Banks party thereto, FIRST UNION NATIONAL BANK, as
      ---------
successor to CoreStates Bank N.A., as Co-Agent, and THE BANK OF NEW YORK, as Issuing Bank and as agent for the Banks (in such capacity, the "Agent"), as
                                                                -----
amended by Amendment No. 1, dated September 29, 1997 (as so amended, the "Agreement").
 ---------

                                   RECITALS
                                   --------

     A. Capitalized terms used herein which are not defined herein shall have the respective meanings ascribed thereto in the Agreement.

     B. The Applicant desires that the Banks agree to extend the Commitment and Termination Date by 364 days and make certain other changes to the Agreement as set forth herein.

     C. The Banks signing below agree to such extension subject to the terms and conditions set forth below.

     Accordingly, in consideration of the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. The definition of Applicable Fee Percentage contained in Section 1.1 of the Agreement is amended in its entirety to read as follows:

          "Applicable Fee Percentage" means with respect to the Letter of Credit
           -------------------------
     Commissions and Commitment Fees (i) with respect to Letter of Credit Commissions, (x) in the case of each Secured Letter of Credit, 0.325% and
     (y) in the case of each Unsecured Letter of Credit, the applicable percentage based on the Capitalization Ratio calculated as provided below set forth in the following table under the heading "Applicable Fee Percentage for Unsecured Letters of Credit" and (ii) with respect to Commitment Fees, the applicable percentage based on the Capitalization Ratio calculated as provided below set forth in the following table under the heading "Commitment Fee Percentage":

-----------------------------------------------------------------------------------------------
     CAPITALIZATION                     APPLICABLE FEE PERCENTAGE FOR     COMMITMENT FEE
         RATIO                            UNSECURED LETTERS OF CREDIT       PERCENTAGE
-----------------------------------------------------------------------------------------------
  less than 0.20:1.00                                       0.350%                   0.125%
-----------------------------------------------------------------------------------------------
  greater than or equal to 0.20:1.00 and
  less than 0.25:1.00                                       0.450%                   0.150%
-----------------------------------------------------------------------------------------------
  greater than or equal to 0.25:1.00 and
  less than 0.30:1.00                                       0.550%                   0.200%
-----------------------------------------------------------------------------------------------
  greater than or equal to 0.30:1.00                        0.650%                   0.225%
-----------------------------------------------------------------------------------------------

          From the Amendment Effective Date (as defined in Amendment No. 2 to this Agreement) until reset as set forth below, the Applicable Fee Percentage shall be based on the Capitalization Ratio as of the last day of the fiscal quarter ended June 30, 1998. The Applicable Fee Percentage shall be reset from time to time in accordance with the above table on the day of the delivery by the Applicant in accordance with Sections 5.1(a) and 5.1(b) of financial statements together with a Compliance Certificate attaching a Covenant Compliance Worksheet (reflecting the computation of the Capitalization Ratio as of the last day of the preceding fiscal quarter, beginning with the fiscal quarter ending September 30, 1998) that provides for a change in the Applicable Fee Percentage from that then in effect. If the Applicant shall fail to deliver a Compliance Certificate attaching a Covenant Compliance Worksheet within sixty (60) days after the end of each of the first three fiscal quarters (or one hundred twenty (120) days after the end of the last fiscal quarter), the Applicable Fee Percentage for Letter of Credit Commissions and Commitment Fees shall be 0.650% and 0.225%, respectively, for the period from and including the 61st day (the 121st day in the case of the last quarter) after the end of such fiscal quarter to the date of the delivery by the Applicant to the Administrative Agent of a Compliance Certificate attaching a Covenant Compliance Worksheet demonstrating that a different Applicable Fee Percentage is applicable.

     2. Section 2.16 of the Agreement is amended by substituting the phrase "Applicable Fee Percentage" for "0.1875%" in the third line thereof.

     3. Notwithstanding provisions of Section 2.6 to the contrary, each Bank consents to the extension of the Commitment and Termination Date for 364 days from the date hereof.

     4. Paragraphs 1-3 of this Amendment shall not be effective until the prior or simultaneous fulfillment of the following conditions: (the "Amendment
                                                                     ---------
Effective Date"):
--------------

     (a) the Agent shall have received this Amendment, duly executed by a duly authorized officer or officers of the Applicant, the Agent and each Bank;

     (b) the Agent shall have received a certificate of the Secretary or Assistant Secretary of the Applicant (i) attaching a true and complete copy of the resolutions of its board of directors authorizing this Amendment, in form and substance satisfactory to the Agent, (ii) certifying that its certificate of incorporation and by-laws have not been amended since March 14, 1997, or, if so, setting forth the same and (iii) setting forth the incumbency of its officer or officers who may sign this Amendment, including therein a signature specimen of such officer or officers;

     (c) a favorable opinion of Duane, Morris & Hecksher, counsel for the Applicant, addressed to the Agent and the Banks, in form and substance satisfactory to the Agent; and

     (d) the Agent shall have received such other documents as it shall reasonably request.

     5. The Applicant hereby (i) reaffirms and admits the validity and enforceability of the Agreement and the other Credit Documents and all of its obligations thereunder, (ii) represents and warrants that there exists no Default or Event of Default immediately after giving effect to this Amendment, and (iii) represents and warrants that the representations and warranties contained in the Credit Documents, including the Agreement as amended by this Amendment (other than the representations and warranties made as of a specific date), are true and correct in all material respects on and as of the date hereof.

     6. In all other respects, the Agreement and the other Credit Documents shall remain in full force and effect.

     7. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party against which enforcement is sought.

     8. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

[signature pages follow]

     AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused the Amendment No. 2 to the Letter of Credit Agreement to be executed on its behalf.


                                            PENNSYLVANIA MANUFACTURERS
                                            CORPORATION


                                            By:/s/Edward Hochberg
                                               _________________________________
                                            Name:Edward Hochberg
                                                 _______________________________
                                            Title:Vice President
                                                  ______________________________

                    PENNSYLVANIA MANUFACTURERS CORPORATION
                 AMENDMENT NO. 2 TO LETTER OF CREDIT AGREEMENT

                                           THE BANK OF NEW YORK, Individually
                                           and as Agent and as Issuing Bank


                                           By:/s/Lizanne T. Eberle
                                              __________________________________
                                           Name:Lizanne T. Eberle
                                                ________________________________
                                           Title:Vice President
                                                 _______________________________

                     PENNSYLVANIA MANUFACTURERS CORPORATION
                 AMENDMENT NO. 2 TO LETTER OF CREDIT AGREEMENT


                                           FIRST UNION NATIONAL BANK,
                                           Individually and as Co-Agent


                                           By:/s/Thomas L. Stitchberg
                                              __________________________________
                                           Name:Thomas L. Stitchberg
                                                ________________________________
                                           Title:Senior Vice President
                                                 _______________________________

                     PENNSYLVANIA MANUFACTURERS CORPORATION
                 AMENDMENT NO. 2 TO LETTER OF CREDIT AGREEMENT


                                           FLEET NATIONAL BANK


                                           By:/s/William A. Bagley
                                              __________________________________
                                           Name:William A. Bagley
                                                ________________________________
                                           Title:Senior Vice President
                                                 _______________________________

                     PENNSYLVANIA MANUFACTURERS CORPORATION
                 AMENDMENT NO. 2 TO LETTER OF CREDIT AGREEMENT


                                           PNC BANK, NATIONAL ASSOCIATION


                                           By:/s/Kirk Seagers
                                              __________________________________
                                           Name:Kirk Seagers
                                                ________________________________
                                           Title:Vice President
                                                 _______________________________